IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

TRANSAMERICA SERIES TRUST

Supplement dated June 11, 2010 to the Prospectus dated May 1, 2010, as supplemented, to the Summary Prospectus for the Portfolio listed below dated May 1, 2010, and to the Statement of Additional Information dated May 1, 2010

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Transamerica Convertible Securities VP

Effective in the third quarter 2010, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Transamerica Investment Management, LLC (“TIM”) with respect to Transamerica Convertible Securities VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with AllianceBernstein L.P. (“AllianceBernstein”). An information statement describing AllianceBernstein and the terms of the new sub-advisory agreement will be mailed to portfolio shareholders within 90 days of the change in sub-adviser.

In connection with the change in sub-adviser, the portfolio’s investment objective, principal investment strategies and risks and benchmark index, as well as the portfolio’s name, will change. The portfolio will also have a new sub-advisory fee structure. These changes are described below.

The portfolio’s investment adviser, TAM, and its investment advisory fee will remain the same. The portfolio’s fundamental investment restrictions will also remain the same.

Effective in the third quarter 2010, the portfolio will be renamed Transamerica AllianceBernstein Dynamic Allocation VP and the following information will supplement and supersede any contrary information contained in the Summary Prospectus and in the Prospectus concerning the portfolio:

INVESTMENT OBJECTIVE:

This portfolio seeks capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the portfolio’s sub-adviser, AllianceBernstein L.P. (“AllianceBernstein”), will allocate substantially all of the portfolio’s assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps and futures to achieve targeted exposure to domestic equities, international equities, domestic bonds and international bonds. The portfolio may target an allocation of 35% global equities and 65% U.S. fixed income securities.

The portfolio utilizes a “Dynamic Asset Allocation” process, which is a systematic volatility mitigation tool that utilizes information from various risk and return factors. The process seeks to generate more optimal asset allocation decisions as compared to those from fixed weight or rules-based models with the added benefit of more control over volatility.

The portfolio employs a systematic approach to weigh market risks and return. AllianceBernstein believes a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail events” (i.e., mitigate extreme losses and outsized gains).

The strategy aims to limit volatility and mitigate both extreme losses and outsized gains—without necessarily sacrificing long-term returns. AllianceBernstein seeks to achieve this goal by dynamically adjusting the asset allocation using their extensive return, volatility, and correlation forecasts.

AllianceBernstein will normally allocate no more than 10% of portfolio assets to ETFs. The portfolio may invest in foreign fixed-income securities.

Under normal circumstances, the portfolio will adhere to the following guidelines:

  Investments in equity securities are limited to 45% of the portfolio’s assets at any given time.

  Investments in foreign equity securities are limited to 90% of the portfolio’s equity allocation at any given time.

  Investments in high-yield bonds are limited to 3% of the portfolio’s assets at any given time.

  Investments in emerging markets are limited to 3% of the portfolio’s assets at any given time.

  Investments in foreign fixed-income securities are limited to 5% of the portfolio’s assets at any given time.

Instead of investing directly in particular securities, the portfolio may use instruments such as derivatives, including forwards, swaps and futures. These instruments are taken into account when determining compliance with the portfolio’s target allocations and guidelines described above.

AllianceBernstein seeks to adjust the portfolio’s allocations to favor investments in those underlying investments that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

PRINCIPAL RISKS (in alphabetical order):

• Asset Allocation – The sub-adviser allocates the portfolio's assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

• Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

• Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

• Underlying ETFs – Because the portfolio invests its assets in various underlying ETFs (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.

BENCHMARK:

Primary - Barclays Capital U.S. Aggregate Bond Index

Secondary - Morgan Stanley Capital International World Index

Composite - 65% Barclays Capital U.S. Aggregate Bond Index and 35% Morgan Stanley Capital International World Index

SUB-ADVISORY FEES:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):

First $100 million	0.40%
Over $100 million up to $200 million	0.35%
Over $200 million	0.30%

PORTFOLIO MANAGERS:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Seth Masters/2010	Portfolio Manager	AllianceBernstein	Portfolio Manager, Chief Investment
Officer – Blend Strategies and Defined
Contribution
Daniel Loewy/2010	Portfolio Manager	AllianceBernstein	Portfolio Manager, Co-Chief Investment
Officer and Director of Research –
Dynamic Asset Allocation Strategies

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Investors Should Retain this Supplement for Future Reference